SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM 8-K/A3

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 7, 1995

                               DIMON Incorporated
             (Exact name of registrant as specified in its charter)
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
             Virginia                              0-25734; 1-13684                         54-1746567
    (State or other jurisdiction                      (Commission                          (IRS Employer
          of incorporation)                          File Number)                         Identification No.)
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       512 Bridge Street, Danville, Virginia                          24541
     (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code     (804) 792-7511

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Explanatory Note: This Form 8-K/A3 amends the financial statements indicated
below which were included as Item 7 in the Company's Form 8-K/A2 filed on April 3, 1996. The remaining Items have not been amended and have not been restated in this Form 8-K/A3.

Item 7.           Financial Statements, Pro Forma Financial Statements and
                  Exhibits

         a.       Financial Statements of Business Acquired

                  The audited historical financial statements of the business units acquired from Austro-Hellenique S.A. DeTabac Ht De Batiment (the "Business Unit") and Austro-Turk Tutun A.S. were included in the Form 8-K-A filed August 21, 1995.

         b.       Amended Pro Forma Financial Information

                  Pro forma financial information for the year ended June 30, 1994 reflecting the acquisition of the Business Unit is included as Exhibits 99.2-99.4.

         c.       Exhibits

                  99.1 - Audited Historical Financial Statements of the Business Unit of Austro-Hellenique S.A. DeTabac Ht De Batiment and Austro-Turk Tutun A.S. (previously filed)

                  99.2 - Pro Forma Condensed Consolidated Balance Sheet of Registrant as of June 30, 1994.

                  99.3 - Pro Forma Condensed Consolidated Statement of Operations of Registrant for year ended June 30, 1994

                  99.4 - Notes to Pro Forma Condensed Consolidated Financial Statements of Registrant



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                      DIMON INCORPORATED
                                            (REGISTRANT)

Date: May 8, 1996                     By:      /s/ JERRY L. PARKER
                                               Jerry L. Parker
                                               Vice President and Controller

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                       DIMON Incorporated

                          EXHIBIT INDEX

Description                                                                 Page

99.1        -   Audited Historical Financial Statements of the Business       -
                Unit of Austro-Hellenique S.A. DeTabac Ht De Batiment and Austro-Turk Tutun A.S. (previously filed)

99.2        -   Pro Forma Condensed Consolidated Balance Sheet of             5
                Registrant as of June 30, 1994.

99.3        -   Pro Forma Condensed Consolidated Statement of Operations      6
                of Registrant for year ended June 30, 1994

99.4        -   Notes to Pro Forma Condensed Consolidated Financial           7
                Statements of Registrant







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